UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 6, 2008
Date of Report (Date of earliest event reported)

Congoleum Corporation
(Exact name of registrant as specified in its charter)

Delaware	01-13612	02-0398678
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3500 Quakerbridge Road
P.O. Box 3127
Mercerville, NJ 08619-0127
(Address of principal executive offices and zip code)

609-584-3000
(Registrant’s telephone number, including area code)

           N/A
(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On June 6, 2008, the bankruptcy judge presiding over Congoleum's reorganization case issued a ruling that the joint plan of reorganization filed on February 5, 2008 is not legally confirmable.  A full copy of the judge's opinion is filed herewith as Exhibit 99.1 and is incorporated herein by reference.  The judge also set a hearing for June 26, 2008 to address the question of whether the reorganization case should be dismissed or converted.

Item 9.01 Exhibits

Exhibit No.	Description
99.1	United States Bankruptcy Court, District of New Jersey, Opinion Resolving Motions and Cross Motion for Summary Judgment on Confirmation of Joint Plan of Reorganization.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2008	Congoleum Corporation

	By:	/s/ Howard N. Feist III
		Name:	Howard N. Feist III
		Title:	Chief Financial Officer